EXHIBIT 3.2


MICROFILM NUMBER              FILED WITH THE DEPARTMENT OF STATE ON FEB 14, 2000
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ENTITY NUMBER 2570936         /S/ KIM PIZZINGRILLI
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                                        SECRETARY OF THE COMMONWEALTH

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (REV 90)

     In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles oF amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is:    PP&L Resources, Inc.
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2.   The (a) address of this corporation's current registered office in this
     Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  2 N. 9th St., Allentown, PA  18101-1179, Lehigh
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          NUMBER AND STREET        CITY           STATE     ZIP       COUNTY

     (b)  c/o:
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          NAME OF COMMERCIAL REGISTERED OFFICE PROVIDER          COUNTY

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is:   Pennsylvania
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     Business Corporation Law
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4.   The date of its incorporation is:  3/15/94
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5.   (Check, and if appropriate complete, one of the following):

     x    The amendment shall be effective upon filing these Articles of
    ---   Amendment in the Department of State.

          The amendment shall be effective on:              At
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                                                   DATE             HOUR

6.   (Check one of the following):

          The amendment was adopted by the shareholders (or members) pursuant
    ---   to 15 Pa.C.S.ss. 1914(a) and (b).

     x    The amendment was adopted by the board of directors pursuant to 15
    ---   Pa.C.S.ss. 1914(c).

7.   (Check, and if appropriate complete, one of the following):

     x    The amendment adopted by the corporation, set forth in full, is as
    ---   follows:

          The name of the corporation is PPL Corporation.
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          The amendment adopted by the corporation is set forth in full in
    ---   Exhibit A attached hereto and made a part hereof.


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8.   (Check if the amendment restates the Articles):

          The restated Articles of Incorporation supersede the original
    ---   Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by an authorized officer thereof this 14th day of
                                                                -----
February   , 2000.
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                                        PP&L RESOURCES, INC.
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                                                  (Name of Corporation)


                                        BY: /s/ James E. Abel
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                                            JAMES E. ABEL       (SIGNATURE)


                                        TITLE:
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                                            Vice President-Finance and Treasurer